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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 27, 2004


                           DOW JONES & COMPANY, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                         1-7564                 13-5034940
  (State or other jurisdiction   (Commission File Number)  (I.R.S. Employer
   of incorporation)                                    Identification No.)

   200 Liberty Street, New York, New York                            10281
  (Address of principal executive offices)                       (Zip Code)

   Registrant's telephone number, including area code:  (212) 416-2000





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Item 7.      Financial Statements and Exhibits.

             The following exhibit is furnished pursuant to Item 12.

             99.1   Earnings press release issued January 27, 2004.


Item 12.      Results of Operations and Financial Condition

             On January 27, 2004, Dow Jones & Company issued a press release announcing the Company's results of operations for the fourth quarter ended December 31, 2003. A copy of this press release is furnished with this report as Exhibit 99.1.


             In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including
             Exhibit 99.1, is being furnished under Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.



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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  DOW JONES & COMPANY, INC.





Dated: January 27, 2004                          By:/s/Robert Perrine
                                                   ------------------------
                                                   Robert Perrine
                                                   Chief Accounting
                                                   Officer and Controller

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                                  EXHIBIT INDEX





Exhibit No.      Description
----------       -----------

99.1             Earnings press release issued January 27, 2004.